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               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549



                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)..........
      Report pursuant to Item 5 made at registrant's option with respect to event announced October 18, 1995



                  STONE & WEBSTER, INCORPORATED
     (Exact name of registrant as specified in its charter)




          Delaware             1-1228               13-5416910
(State or other jurisdiction    (Commission File     (IRS Employer
   of incorporation)               Number)                   Number)



250 West 34th Street, New York, NY                       10119
       Address of principal executive offices)             ( Zip Code)



Registrant's telephone number, including area code: (212) 290-7500


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                                                              2.
Form 8-K                            Stone & Webster, Incorporated


     Item 5.   Other Events


               In response to rumors and speculation that have appeared in the press recently, the following resolution was approved by the Board of Directors of Stone & Webster, Incorporated at a meeting held on October 18, 1995:


               "RESOLVED - that the Board reaffirms its commitment to the previously approved
               Financial Strategic Plan, is encouraged by and commends management and the employees for the performance thus far this year and affirms that it is not evaluating any offers for the Corporation and is not seeking a sale or merger of the Corporation."


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   STONE & WEBSTER, INCORPORATED




                                   BY: JEREMIAH P. CRONIN
                                       Jeremiah P. Cronin
                                       Executive Vice President


Date:  October 19, 1995